SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 24, 2004
                                -----------------
               (Date of Report - Date of Earliest Event Reported)

                       First Cash Financial Services, Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

       0-19133                                            75-2237318
       -------                                            ----------
(Commission File Number)                       (IRS Employer Identification No.)

             690 East Lamar Blvd., Suite 400, Arlington, Texas 76011
             -------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (817) 460-3947
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      First Cash Financial Services, Inc. has issued a press release announcing a leadership succession plan. As described fully in the press release included in this filing as Exhibit 99.1, the Company anticipates that the current Chairman of the Board and Chief Executive Officer, Mr. Phillip
      (Rick) Powell will resign from his position as Chief Executive Officer, but will remain on the Board of Directors in the role of Chairman. In addition, it is expected that Mr. Rick Wessel, current President of the Company, will assume the additional role and title of Vice Chairman of the Board of Directors and that Mr. J. Alan Barron, current Chief Operating Officer, will assume the additional role and title of Chief Executive Officer. The timing of these changes is expected to occur in the near future, which will be determined at the discretion of the Board of Directors, and the Company will disclose the occurrence of such changes in a subsequent Form 8-K. The Company has not yet effected any changes in existing employment agreements with the aforementioned officers, nor has it yet entered into new employment or consulting agreements with them as a result of the anticipated succession plan.

Item 9.01 Financial Statements and Exhibits

      99.1 Press Release dated November 24, 2004 announcing the Company's anticipated leadership succession plan.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 24, 2004                    FIRST CASH FINANCIAL SERVICES, INC.
                                            -----------------------------------
                                            (Registrant)

                                            /s/ R. DOUGLAS ORR
                                            ------------------------
                                            R. Douglas Orr
                                            Chief Accounting Officer


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